                                                                    EXHIBIT 99.3
================================================================================

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                            WASHINGTON, D.C. 20429

                           ========================


                                   FORM 10-Q

              QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
 FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1998 - FDIC CERTIFICATE NUMBER: 10538

                 ============================================

                        CAPE COD BANK AND TRUST COMPANY
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

      MASSACHUSETTS                                      04-1465780
      -------------                                      ----------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

307 MAIN STREET, HYANNIS, MASSACHUSETTS                     02601
---------------------------------------                     -----
(Address of principal executive office)                   (Zip Code)

(Registrant's telephone #, incl. area code): 508-394-1300
                                             ------------

                        ===============================

          Securities registered pursuant to Section 12(b) of the Act:

Title of each class                    Name of each exchange on which registered
-------------------                    -----------------------------------------

NONE
----
                        ===============================

          Securities registered pursuant to Section 12(g) of the Act:

Title of class                        Name of each exchange on which registered
--------------                        -----------------------------------------

COMMON CAPITAL STOCK     NASDAQ NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
--------------------     ------------------------------------------------------

                        ===============================

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [_] No

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                 PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

        Indicate by check mark whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. [_] Yes [_] No

                  (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

        Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date. THERE WERE 4,530,532
                                                            --------------------
SHARES OF COMMON STOCK AS OF JULY 31, 1998.
------------------------------------------

                                       1.

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

SECTION    DESCRIPTION                                                 PAGE NO.
-------    -----------                                                 --------
PART I     FINANCIAL INFORMATION

Item 1.    Financial Statements

           Consolidated Statements of Financial Condition
                  June 30, 1998 (Unaudited) and December 31, 1997          3

           Consolidated Statements of Income
                  Six Months Ended June 30, 1998 and 1997 (Unaudited)      4
                  Three Months Ended June 30, 1998 and 1997 (Unaudited)

           Consolidated Statements of Cash Flows
                  Six Months Ended June 30, 1998 and 1997 (Unaudited)      5

Item 2.    Management's Discussion and Analysis of Financial Condition     6-8
                  and Results of Operations

PART II    OTHER INFORMATION                                               9

SIGNATURES                                                                10

                                       2.

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CONDITION
                      JUNE 30, 1998 AND DECEMBER 31, 1997
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES

                                                             June 30,       December 31,
                                                               1998             1997
                                                            (Dollar amounts in thousands)
ASSETS
Cash and due from banks                                      $   49,160        $  34,213
                                                             ----------        ---------
          Total cash and cash equivalents                        49,160           34,213
                                                             ----------        ---------
Investment securities
    U.S. Government agencies                                     26,072           75,528
    State and municipal obligations                              18,922           16,323
    Other bonds, notes and debentures                           420,377          282,841
    Corporate stock                                              18,749           16,804
                                                             ----------        ---------
          Total investment securities                           484,120          391,496
                                                             ----------        ---------
Loans
    Commercial loans                                             78,747           72,162
    Construction mortgage loans                                  48,738           34,798
    Commercial mortgage loans                                   216,056          198,944
    Industrial revenue bonds                                      1,673            1,883
    Residential mortgage loans                                  247,556          207,665
    Consumer loans                                               18,283           16,391
                                                             ----------        ---------
       Total loans                                              611,053          531,843
       Less: Reserve for possible loan losses                   (11,053)         (10,962)
                                                             ----------        ---------
       Net loans                                                600,000          520,881
    Bank premises and equipment                                  12,495           12,305
    Other assets                                                 16,706           15,000
                                                             ----------        ---------
       Total assets                                          $1,162,481        $ 973,895
                                                             ==========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Demand deposits                                              $  160,199        $ 147,495
NOW account deposits                                            108,184          103,755
Money market account deposits                                   144,976          149,097
Other savings deposits                                          158,867          158,197
Certificates of deposits of $100,000 or more                     27,675           26,453
Other time deposits                                             121,027          124,263
                                                             ----------        ---------
       Total deposits                                           720,928          709,260
Borrowing from the Federal Home Loan Bank                       336,014          171,295
Other short-term borrowings                                      18,857           11,662
Other liabilities                                                 6,888            6,042
                                                             ----------        ---------
       Total liabilities                                      1,082,687          898,259
                                                             ----------        ---------
Commitments
Stockholders' equity
    Common stock, $2.50 par value
       Authorized: 12,000,000 shares
       Outstanding: 4,530,532 shares                             11,326           11,326
    Surplus                                                      25,230           25,230
    Undivided profits                                            42,227           38,677
    Unrealized gain on securities available for sale              1,011              403
                                                             ----------        ---------
Total stockholders' equity                                       79,794           75,636
                                                             ----------        ---------
Total liabilities and stockholders' equity                   $1,162,481        $ 973,895
                                                             ==========        =========

                                       3.

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES

                                                                      Three Months Ended       Six Months Ended
                                                                           June 30,                June 30
                                                                       1998        1997        1998        1997
                                                                       ----        ----        ----        ----
INTEREST INCOME
    Interest and fees on loans                                        $12,425     $10,970     $24,017     $21,564
    Interest and dividends on securities
        U.S. Government agencies                                        2,700       3,929       5,712       7,296
        State and municipal obligations                                   356         337         563         774
        Other bonds, notes and debentures                               1,966         766       3,668       1,733
        Corporate stock                                                   450         358         810         696
                                                                      -------     -------     -------  ----------
Total interest income                                                  17,897      16,360      34,770      32,063
                                                                      -------     -------     -------    --------

INTEREST EXPENSE
    Interest on certificates of deposit of $100,000 or more               376         279         739         504
    Interest on other deposits                                          4,499       4,968       9,344       9,647
    Interest on short-term borrowings                                   3,423       2,180       6,263       4,320
                                                                      -------     -------     -------    --------
Total interest expense                                                  8,298       7,427      16,346      14,471
                                                                      -------     -------     -------    --------
Net interest income                                                     9,599       8,933      18,424      17,592
Provision for loan losses                                                  --          --          --          --
                                                                      -------     -------     -------    --------
Net interest income after provision for loan losses                     9,599       8,933      18,424      17,592
                                                                      -------     -------     -------    --------

NON-INTEREST INCOME
    Trust and Investment division fees                                  1,376       1,035       2,559       2,251
    Credit card merchant fees                                             739         653       1,271       1,117
    Service charges on deposit accounts                                 1,098       1,086       2,039       2,052
    Settlement from software provider                                      --          --          --       1,900
    Gain (loss) on sale or writedown of investment                        105         114         231         225
securities
    Other                                                                 528         875       1,190       1,716
                                                                      -------     -------     -------    --------
Total non-interest income                                               3,846       3,763       7,290       9,261
                                                                      -------     -------     -------    --------

NON-INTEREST EXPENSE
    Salaries and wages                                                  2,724       2,908       5,344       5,743
    Employee benefits                                                     981       1,056       2,174       2,385
    Occupancy expense                                                     571         553       1,129       1,040
    Equipment rental and expense                                          474         503         978       1,014
    Credit card processing expense                                        687         737       1,238       1,104
    Other                                                               2,541       2,621       5,418       5,041
                                                                      -------     -------     -------    --------
Total non-interest expense                                              7,978       8,378      16,281      16,327
                                                                      -------     -------     -------    --------
Income before income taxes                                              5,467       4,318       9,433      10,526
Provision for income taxes                                              2,143       1,660       3,709       4,060
                                                                      -------     -------     -------    --------
Net income                                                            $ 3,324     $ 2,658     $ 5,724    $  6,466
                                                                      =======     =======     =======    ========

Average shares outstanding                                          4,530,532   4,530,532   4,530,532   4,530,532

Primary earnings (loss) per share                                     $   .73     $   .59     $  1.26    $   1.43

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES

                                                                            1998               1997
                                                                            ----               ----
CASH PROVIDED (USED) BY OPERATING ACTIVITIES
    Net income                                                            $    5,724        $    6,466
    Adjustments to reconcile net income to net cash:
    Provision for loan losses                                                    ---               ---
    Depreciation and amortization                                                991               999
    Net (gain) loss on sale or writedown of securities                          (231)             (225)
    Net increase (decrease) in taxes payable                                  (1,163)             (919)
    Other, net                                                                (3,261)           (4,224)
                                                                          ----------        ----------
Net cash provided (used) by operating activities                          $    2,060        $    2,097
                                                                          ----------        ----------

CASH PROVIDED (USED) BY INVESTING ACTIVITIES
    Net (increase) decrease in loans                                      $ (123,707)       $  (56,354)
    Proceeds from sale of loans                                               44,933             7,355
    Disposition of property from defaulted loans                                 405               180
    Maturities of securities                                                 221,512            89,290
    Purchase of available for sale securities                               (755,056)         (216,703)
    Sale of available for sale securities                                    444,575           103,512
    Purchase of premises and equipment                                        (1,182)             (626)
                                                                          ----------        ----------
Net cash provided (used) by investing activities                          $ (168,520)       $  (73,346)
                                                                          ----------        ----------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES
    Net increase (decrease) in deposits                                   $   11,668        $   44,810
    Net increase in borrowings from the Federal Home Loan Bank               164,719            41,127
    Net increase (decrease) in other short-term borrowings                     7,195             2,349
    Cash dividends paid on common stock                                       (2,175)           (1,903)
                                                                          ----------        ----------
Net cash provided (used) by financing activities                          $  181,407        $   86,383
                                                                          ----------        ----------

Net increase in cash and cash equivalents                                 $   14,947        $   15,134
                                                                          ----------        ----------

Cash and cash equivalents at beginning of year                            $   34,213        $   20,961
                                                                          ----------        ----------

Cash and cash equivalents at end of quarter                               $   49,160        $   36,095
                                                                          ==========        ==========

Cash equivalents include amounts due from banks and federal funds

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
Cash paid for:
    Interest                                                              $    8,062        $    7,337
    Income taxes                                                          $    4,355        $    1,559

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------


ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Earnings for the second quarter were $.73 compared to $.59 a year ago, a 24% increase. A strong spring season on the Cape resulted in good deposit growth which enhanced earnings, as did control of noninterest expense. Continued growth in loan volume was also a factor. Earnings for the 1st six months were $1.26 compared to $1.43 last year. Last year's earnings included $.24 per share of a settlement from a software provider.

Deposits and loans grew 22% and 6%, respectively, over a year ago. Demand and NOW account deposits continued to grow at an excellent rate of 11%. Residential mortgage growth also continued as the Bank increased its market share of loan origination on Cape Cod. We also expanded our borrowings and invested the proceeds to support earnings.

Capital at quarter end was $79,794,264 and is currently 6.9% of total assets which exceeded a billion dollars for the first time in the Bank's history, closing at $1,159,822,319. The loan loss reserve was $11,052,524 or 1.8% of loans, still well above industry average.

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
================================================================================

                         CAPE COD BANK & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                                 JUNE 30, 1997

                                                --------------ACTUAL------------------      ---------------BUDGET---------------
                                                 Average                       Average       Average                     Average
                                                  Y-T-D          Y-T-D          Y-T-D         Y-T-D           Y-T-D       Y-T-D
                                                 Balance        Interest        Yield        Balance        Interest      Yield
                                                ---------      ----------     --------      ---------      ----------    --------
EARNING ASSETS
--------------
Securities
 U.S. Government-CMO                            110,991,627     3,655,998        6.61%       60,000,000     1,800,000      6.00%
 U.S. Government Agencies                        57,645,506     1,796,010        6.28%       75,000,000     2,082,738      5.60%
 Other CMO's                                     56,660,137     1,725,246        6.10%       25,000,000       750,000      6.00%
 State & Municipal Agencies                      18,267,790       361,239        5.28%       20,000,000       406,630      5.42%
 CCB&T Securities                                50,335,113     1,606,813        6.43%       49,965,750     1,498,974      6.00%
 Other Securities                                51,802,362     1,351,770        5.27%      105,399,667     3,061,666      5.81%
                                               ------------   -----------                  ------------   -----------
  Total Investments                             345,702,535    10,497,076        6.17%      335,365,417     9,599,997      5.82%

 Residential R.E. Loans                         143,868,759     5,938,130        8.18%      132,750,000     5,526,217      8.33%
 Commerical R.E. Loans                          194,627,935     9,185,144        9.52%      192,350,000     9,061,666      9.50%
 Commerical Loans                                78,913,845     3,848,878       10.01%       72,368,333     3,410,448      9.51%
 Commerical R.E. Mg. - Construction              10,689,460       535,238       10.10%        6,927,083       309,591      9.02%
 Residential Mortgages - Construction             9,376,870       342,586        7.37%        6,927,083       309,591      9.02%
 Non-Rated IRB                                    2,622,185        89,368        9.79%        3,060,417       121,395     11.40%
 Commerical Paper                                         0             0        0.00%        1,250,000        34,716      5.45%
 Consumer Loans                                  18,964,529       939,324        9.90%       18,968,679       877,395      9.30%
 Master Card                                     11,132,660       684,880       12.30%       12,141,667       752,557     12.50%
                                               ------------   -----------                  ------------   -----------
  Total Loans                                   470,196,243    21,563,538        9.22%      446,733,252    20,403,596      9.21%

 Total Earning Assets                           815,888,778    32,060,614        7.93%      782,098,669    30,003,583      7.76%
 Total Non-Earning Assets                        49,976,046                                  35,951,505
                                               ------------   -----------                  ------------   -----------

   TOTAL ASSETS                                 865,874,824    32,060,614        7.46%      818,050,174    30,003,583      7.41%
                                               ============   ===========                  ============   ===========

INTEREST BEARING LIABILITIES
----------------------------
 NOW Accounts                                    94,603,671       903,757        1.93%       90,958,333       911,310      2.02%
 Regular Savings                                 63,078,218       993,598        3.18%       60,200,000       970,290      3.25%
 The Cape Codder Account                         87,742,770     1,899,496        4.34%      101,000,000     2,228,963      4.45%
 Money Market Account                           144,495,689     2,791,290        3.90%      150,000,000     2,975,179      4.00%
 Other Time Deposits                            132,031,141     3,573,103        5.46%      124,332,436     3,453,936      5.60%
                                               ------------   -----------                  ------------   -----------
   Total Interest-bearing Deposits              521,951,489    10,151,244        3.92%      526,490,769    10,539,678      4.04%


Borrowings
 FHLB Borrowing                                 142,208,211     4,130,963        5.86%       96,250,000     2,728,399      5.77%
 Other Borrowings                                 8,595,536       189,252        4.44%       11,000,000       247,450      4.54%
                                               ------------   -----------                  ------------   -----------
   Total Borrowings                             150,803,747     4,320,215        5.78%      106,250,000     2,975,849      5.64%

 Total Deposits and Borrowings                  672,755,236    14,471,459        3.58%      632,740,769    13,515,527      3.49%

 DDA Balances                                   121,006,432                                 113,916,667
 Other Liabilities                                3,465,675                                   4,513,412
 Shareholder's Equity                            68,647,481                                  66,879,326
                                               ------------                                ------------

  TOTAL LIABILITIES AND
   SHAREHOLDER'S EQUITY                         865,874,824    14,471,459        3.37%      818,050,174    13,515,527      3.34%
                                              =============   -----------    --------      ============   -----------   -------

  Net Interest Income:                                         17,589,155                                  16,488,066
                                                              ===========                                 ===========
    As a % of Total Earning Assets                                               4.35%                                     4.27%
                                                                             ========                                   =======

    As a % of Total Assets                                                       4.09%                                     4.07%
                                                                             ========                                   =======

  Average Equity to Average Assets                                               7.93%                                     8.18%
                                                                             ========                                   =======

  Average Loans/Average Deposit                                                 73.13%                                    69.76%
                                                                             --------                                   -------




















                                           -----------------VARIANCE----------------
                                            Average                         Average
                                             Y-T-D           Y-T-D           Y-T-D
                                            Balance         Interest         Yield
                                           ----------     ------------     ---------
EARNING ASSETS
--------------
Securities
 U.S. Government-CMO                       50,991,627      1,855,998          0.61%
 U.S. Government Agencies                 (17,354,494)      (286,728)         0.68%
 Other CMO's                                1,660,137        975,246          0.10%
 State & Municipal Agencies                 1,732,210)       (45,391)        -0.14%
 CCB&T Securities                             369,363        107,839          0.43%
 Other Securities                           3,597,305)    (1,709,886)        -0.54%
                                           ----------    -----------      --------
  Total Investments                        10,337,118        897,079          1.14%

 Residential R.E. Loans                    11,118,759        411,913         -0.15%
 Commerical R.E. Loans                      2,277,935        123,458          0.02%
 Commerical Loans                           6,555,512        438,430          0.50%
 Commerical R.E. Mg. - Construction         3,762,377        225,647          1.08%
 Residential Mortgages - Construction
 Non-Rated IRB                               (438,232)       (32,037)        -1.61%
 Commerical Paper                          (1,250,000)       (34,716)        -5.45%
 Consumer Loans                                (4,150)        61,929          0.60%
 Master Card                               (1,008,997)       (67,677)        -0.20%
                                           ----------    -----------      --------
  Total Loans                              21,013,204      1,126,947         -5.21%

 Total Earning Assets                      33,800,109      2,057,021          0.17%
 Total Non-Earning Assets                  14,024,541              0          0.00%
                                           ----------    -----------      --------
                                           47,824,650      2,057,021          0.05%
   TOTAL ASSETS                            ==========    ===========      ========


INTEREST BEARING LIABILITIES
----------------------------                3,645,338         (7,553)        -0.09%
 NOW Accounts                               2,878,216         23,308         -0.07%
 Regular Savings                          (13,257,230)      (339,467)        -0.11%
 The Cape Codder Account                   (5,504,311)      (183,889)        -0.10%
 Money Market Account                       7,698,705        119,167         -0.14%
 Other Time Deposits                       ----------    -----------      --------

   Total Interest-bearing Deposits         (4,539,280)      (388,434)        -0.51%


Borrowings
 FHLB Borrowing                            46,958,211      1,402,564          0.09%
 Other Borrowings                          (2,404,464)       (58,198)        -0.10%
                                           ----------    -----------      --------
   Total Borrowings                        44,553,747      1,344,366         -0.01%

 Total Deposits and Borrowings             40,014,467        955,932          0.09%

 DDA Balances                               7,089,765              0          0.00%
 Other Liabilities                         (1,047,737)             0          0.00%
 Shareholder's Equity                       1,768,166              0          0.00%
                                           ----------    -----------      --------

  TOTAL LIABILITIES AND
   SHAREHOLDER EQUITY                      47,824,650        955,932          0.03%
                                           ==========    ===========      ========

  Net Interest Income:                                     1,101,089
                                                         ===========
    As a % of Total Earning Assets                                            0.08%
                                                                          ========

    As a % of Total Assets


  Average Equity to Average Assets                                           -0.25%
                                                                          ========

  Average Loans/Average Deposit                                               3.37%
                                                                          ========

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------


                         CAPE COD BANK & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                      FOR THE PERIOD ENDED JUNE 30, 1998

                                     --------------1998 ACTUAL--------------  --------------1998 BUDGET-------------      1997
($OOO THOUSANDS)                         AVE.                         AVE.       AVE.                         AVE.         AVE.
                                        Y-T-D          Y-T-D         Y-T-D      Y-T-D          Y-T-D         Y-T-D        Y-T-D
                                       BALANCE        INTEREST       YIELD     BALANCE        INTEREST       YIELD       BALANCE
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------
EARNINGS ASSETS
---------------
Securities
 Mortgage-Backed Securities          $     7,865    $        242       6.15%  $       0     $          0       0.00%   $        0
 U.S. Government-CMO                     109,953           3,205       5.85%     63,333            1,979       6.25%      110,992
 U.S. Government Agencies                 47,514           1,311       5.52%     75,000            2,176       5.85%       57,646
 Other CMO's                              45,473           1,325       5.83%     26,250              820       6.25%       56,660
 State & Municipal Agencies               17,127             374       5.83%     19,833              403       5.42%       18,268
 CCB&T Securities                         60,848           1,808       5.98%     49,966            1,561       6.25%       50,335
 Other Securities                         89,179           2,490       5.57%    118,690            3,620       6.10%       51,802
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------
  Total Investments                      377,959          10,755       5.77%    353,072           10,559       6.07%      345,703

 Residential R.E. Loans                  228,471           8,361       7.32%    223,500            8,828       7.90%      143,869
 Commercial R.E. Loans                   204,157           9,649       9.56%    202,571            9,405       9.36%      194,627
 Commercial Loans                         77,078           3,799       9.94%     72,778            3,520       9.75%       77,500
 Commercial R.E. Mtg. - Constr.           11,964             543       9.14%     11,142              525       9.50%       10,689
 Residential Mortgages - Constr.          28,242             906       6.47%     18,858              631       6.75%        9,377
 Non-Rated IRB                             1,781              73      11.85%      1,814               74      11.75%        2,622
 Commercial Paper                              0               0       0.00%          0                0       0.00%            0
 Consumer Loans                           14,304             687       9.31%     15,000              744      10.00%       18,965
 Master Card                                   0               0       0.00%          0                0       0.00%       11,133
 Overdrafts                                1,567               0       0.00%          0                0       0.00%        1,414
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------
  Total Loans                            567,564          24,018       8.53%    545,663           23,727       8.75%      470,196

 Total Earning Assets                    945,523          34,773       7.42%    898,735           34,286       7.70%      815,899
 Total Non-Earning Assets                 46,309                                 41,379                                    49,976
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------

  TOTAL ASSETS                       $   991,832    $     34,773       7.07%  $ 940,114     $     34,286       7.36%   $  865,875
                                     ===========    ============   =========  =========     ============   =========   ==========

INTEREST BEARING LIABILITIES
----------------------------
 NOW Accounts                        $   103,379    $        720       1.40%  $ 104,667     $      1,049       2.02%   $   94,604
 Regular Savings                          66,510             824       2.50%     70,333            1,046       3.00%       63,078
 The Cape Codder Account                  92,085           1,874       4.10%     89,667            1,978       4.45%       87,743
 Money Market Account                    145,832           2,600       3.60%    145,000            2,876       4.00%      144,496
 Other Time Deposits                     150,734           4,065       5.44%    153,750            4,276       5.61%      132,031
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------
  Total Interest-bearing Deposits        558,540          10,083       3.64%    563,417           11,225       4.02%      521,952

Borrowings
 FHLB Borrowing                          203,035           5,993       5.95%    153,507            4,526       5.95%      142,208
 Other Borrowings                         11,131             270       4.90%     11,667              274       4.73%        8,596
                                     -----------    ------------   ---------  ---------     ------------   ---------   ----------
  Total Borrowings                       214,166           6,263       5.90%    165,174            4,800       5.86%      150,804

 Total Deposits and Borrowings           772,706          16,346       3.49%    728,591           16,025       3.60%      672,756

 DDA Balances                            136,726                                128,667                                   121,006
 Other Liabilities                         5,313                                  5,998                                     3,466
 Shareholder's Equity                     77,087                                 76,858                                    6?,647
                                     -----------                              ---------                                ----------

  TOTAL LIABILITIES AND
   SHAREHOLDER'S EQUITY              $   991,832          16,346       3.32%  $ 940,114           16,025       3.44%   $  865,875
                                     ===========    ============   =========  =========     ============   =========   ==========

Net Interest Income:                                $     18,427                            $     18,261
                                                    ============                            ============
     As a % of Total Earning Assets         3.93%                                  4.10%                                     4.35%
                                     ===========                              =========                                ==========
     As a % of Total Assets                 3.7?%                                  3.92%                                     4.09%
                                     ===========                              =========                                ==========
Average Equity to Average Assets            7.77%                                  8.18%                                     7.93%
                                     ===========                              =========                                ==========
Average Loans/Average Deposit              81.63%                                 73.84%                                    73.13%
                                     ===========                              =========                                ==========

Book Value                           $     17.48                              $   17.43                                $    15.66
Market Price                         $     40.63                              $    0.00                                $    28.50
Annual Dividend Rate                 $      0.96                              $    1.00                                $     0.84
Dividend Yield                              2.36%                                  0.00%                                     2.95%

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------


PART II.  OTHER INFORMATION

Item 1.   Legal Proceedings.


          The Bank is not involved in any material pending legal proceedings.

Item 2.   Changes in Securities.

          There have been no changes in securities of the Bank during the period covered by this report.

Item 3.   Defaults upon Senior Securities.

          There have been no defaults upon senior securities.

Item 4.   Submission of Matters to a Vote of Security Holders.

          No matters were submitted to security holders during the period covered by this report.

Item 5.   Other Information.

          There is nothing to report under this item.

Item 6.   Exhibits and Reports on form 8-K.

          (A)  Exhibits

               None.

          (B)  Reports on Form 8-K.

               One report on Form 8-K has been filed.

Cape Cod Bank and Trust Company
Form 10-Q
June 30, 1998
--------------------------------------------------------------------------------



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             Cape Cod Bank and Trust Company
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Noal D. Reid
                         _______________________________________________________
                           Noal D. Reid, Chief Financial Officer and Treasurer

Date August 10, 1998
    ____________________________________________________________________________


By (Signature and Title)* /s/ Daniel G. Barrie
                         _______________________________________________________
                           Daniel G. Barrie, Controller and Assistant Treasurer

Date August 10, 1998
    ____________________________________________________________________________